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                                                                    EXHIBIT 99

                               POWER OF ATTORNEY

             WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF
                   NEW YORK VARIABLE ANNUITY ACCOUNT CONTRACT

     Know all men by these presents that Sharmaine M. Miller whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company of New York Variable Annuity Account Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                September 16, 1996
                                      ----------------------------------------
                                      Date

                                      /s/ Sharmaine M. Miller
                                      ----------------------------------------
                                      Sharmaine M. Miller
                                      Chief Adminstrative Officer and Director


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                               POWER OF ATTORNEY

             WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF
                   NEW YORK VARIABLE ANNUITY ACCOUNT CONTRACT

     Know all men by these presents that Karen C. Gardner whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company of New York Variable Annuity Account Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                September 18, 1996
                                      --------------------------------------
                                      Date

                                      /s/ Karen C. Gardner
                                      --------------------------------------
                                      Karen C. Gardner
                                      Vice President


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                               POWER OF ATTORNEY

             WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF
                   NEW YORK VARIABLE ANNUITY ACCOUNT CONTRACT


     Know all men by these presents that Thomas A. McAvity, Jr. whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company of New York Variable Annuity Account Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                September 18, 1996
                                      --------------------------------------
                                      Date

                                      /s/ Thomas A. McAvity, Jr.
                                      --------------------------------------
                                      Thomas A. McAvity, Jr.
                                      Vice President


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                               POWER OF ATTORNEY

             WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF
                   NEW YORK VARIABLE ANNUITY ACCOUNT CONTRACT


     Know all men by these presents that Kevin R. Slawin whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company of New York Variable Annuity Account Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                September 18, 1996
                                      --------------------------------------
                                      Date

                                      /s/ Kevin R. Slawin
                                      --------------------------------------
                                      Kevin R. Slawin
                                      Vice President and Director


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                               POWER OF ATTORNEY

             WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF
                   NEW YORK VARIABLE ANNUITY ACCOUNT CONTRACT


     Know all men by these presents that Keith A. Hauschildt whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company of New York Variable Annuity Account Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                December 18, 1996
                                      --------------------------------------
                                      Date

                                      /s/ Keith A. Hauschildt
                                      --------------------------------------
                                      Keith A. Hauschildt
                                      Assistant Vice President and
                                       Controller